UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549




                              FORM 8-K

                           CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


  Date of Report (Date of earliest event reported) August 22, 2002




                      FirstFed Financial Corp.
       (Exact name of registrant as specified in its charter)



      Delaware            1-9566                        95-4087449
(State of Incorporation)(Commission File No.)(IRS Employer Identification No.)



  401 Wilshire Boulevard, Santa Monica, California, 90401-1490
      (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number, including area code: (310) 319-6000














                     Total number of pages is 5
                   Index to Exhibit is on Page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION
AND EXHIBITS

     (c)   Exhibits

           99.0 Monthly Financial Data as of July 31, 2002 (Unconsolidated)

           99.1 Loan Portfolio Segment Report of First Federal Bank of California as of July 31, 2002


ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of July 31, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of July 31, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                         S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                FIRSTFED FINANCIAL CORP.



Dated: August 22, 2002                    By:/s/Douglas J. Goddard
                                          Douglas J. Goddard
                                          Chief Financial Officer

                          INDEX TO EXHIBITS



Item                                                          Page

99.0  Monthly Financial Information as of July 31, 2002         4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of July 31, 2002                            5

                   First Federal Bank of California, fsb
                        MONTHLY REPORT OF OPERATIONS
                    Unconsolidated Financial Highlights
                                 Unaudited
                           (Dollars in thousands)

                        As of,     As of,     As of,     As of,      As of,
                       for the    for the    for the    for the     for the
                        month      month      month    7 months    7 months
                        ended      ended      ended      ended       ended
                       July 31,   June 30,   July 31,   July 31,    July 31
                        2002       2002       2001        2002        2001
AVERAGE INVESTMENTS  $  157,684 $  139,843 $  172,830 $   189,104 $  195,747

LOANS:
Total loans and
  mortgage-backed
  securities          4,103,191  4,091,471  4,251,355   4,103,191  4,251,355

Loans originated/
 purchased:
  Single family loans    56,918     52,361     92,692     355,345    674,065
  Multi-family loans     55,979     27,089     63,957     293,800    250,458
  Commercial real
    estate loans          6,640      6,200      2,675      43,887     26,364
  Other                   2,345      2,746      4,081      16,415     27,253
                       --------   --------   --------   ---------   --------
                     $  121,882 $   88,396 $  163,405 $   709,447 $  978,140
                       ========   ========   ========   =========   ========

Loans sold           $    1,313 $    3,795 $    6,665 $    35,546 $   37,534

Average rate on loans
 originated/purchased      5.82%      5.79%      7.00%       6.09%      7.25%
Percentage of
 portfolio in
 adjustable rate
 loans                    69.81%     69.47%     78.09%      69.81%     78.09%
Non-performing assets
 to total assets           0.13%      0.11%      0.27%       0.13%      0.27%

BORROWINGS:
Federal Home Loan
 Bank Advances       $1,322,000 $1,342,000 $1,634,000 $1,322,000  $1,634,000
Reverse repurchase
 agreements          $  170,891 $  176,131 $  258,693 $   170,891 $  258,693

DEPOSITS:
Retail deposits      $2,175,669 $2,164,087 $1,836,453 $2,175,669  $1,836,453
Wholesale deposits      341,729    336,177    489,610    341,729     489,610
                      ---------  ---------  ---------  ---------   ---------
                     $2,517,398 $2,500,264 $2,326,063 $2,517,398  $2,326,063
                      =========  =========  =========  =========   =========

Net increase         $   17,134 $  (9,042) $   44,928 $ (35,609)  $  157,312
(decrease)


AVERAGE INTEREST
RATES:
Yield on loans             6.10%      6.04%      7.54%       6.26%      8.01%
Yield on investments       4.42%      4.77%      5.25%       3.43%      5.52%
Yield on earning
 assets                    6.03%      6.00%      7.45%       6.14%      7.90%
Cost of deposits           2.38%      2.44%      4.07%       2.60%      4.56%
Cost of borrowings         4.35%      4.35%      5.76%       4.51%      6.06%
Cost of money              3.12%      3.16%      4.83%       3.35%      5.24%
Earnings spread            2.91%      2.84%      2.62%       2.77%      2.66%
Effective net spread       3.08%      3.00%      2.80%       2.96%      2.86%

                First Federal Bank of California, fsb
                    LOAN PORTFOLIO STRATIFICATION
                 Unconsolidated financial highlights
                              Unaudited
                       (Dollars in thousands)

REAL ESTATE LOAN PORTFOLIO
                                  Bank      Percent
                                  owned       of
                                 balance     total
Property type:
  Single family                $ 1,861,391    47%
  Multi-family                   1,638,636    42%
  Commercial & industrial          406,431    10%
  Construction                      13,506     1%
  Land                                 638     0%
                                 ---------  -----
    Total real estate loans    $ 3,920,602   100%
                                 =========  =====

Single family:
  Without prepayment penalty   $ 1,564,059    84%
  With prepayment penalty          297,332    16%
                                 ---------  -----
    Total single family loans  $ 1,861,391   100%
                                 =========  =====

Age:
  0 to 10 years                $ 1,339,374    86%
  >10 years                        224,685    14%
                                 ---------  -----
    Total                      $ 1,564,059   100%
                                 =========  =====

                      Single family loans without prepayment penalty
                                    Loans 0 to 10 Years
                           Balances by Current Principal Balance

 Current        Less                                Greater              Percent
 interest       than      $252     $275     $500     than                  of
rate range      $252    - $275    -$500    -$1,000  $1,000     Total      total
<5.00%        $ 10,160  $   781  $ 51,093 $ 44,504 $ 12,656  $  119,194    8.9%
5.00%-5.25%     51,109   10,104    55,405   40,560    8,833     166,011   12.4%
5.25%-5.50%     66,814    8,817    59,982   39,258   27,265     202,136   15.0%
5.50%-5.75%     72,694    7,916    56,397   49,596   48,253     234,856   17.5%
5.75%-6.00%     30,955    4,213    31,981   19,987   19,665     106,801    8.0%
6.00%-6.25%     28,197    3,466    32,125   21,711   10,592      96,091    7.2%
6.25%-6.50%     23,609    1,065    20,922   15,747   19,095      80,438    6.0%
6.50%-6.75%     17,212    1,065    15,565   26,869   21,851      82,562    6.2%
6.75%-7.00%     13,053    1,311    29,190   35,422   16,619      95,595    7.1%
7.00%-7.25%      6,166    1,073    16,415   19,067   25,753      68,474    5.1%
7.25%-7.50%      5,171    1,309    15,209   10,373   13,562      45,624    3.4%
7.50%-7.75%      4,175      527     9,443      693    6,150      20,988    1.6%
7.75%-8.00%      3,912      522     6,630    1,763       --      12,827    1.0%
8.00%-9.00%      3,377      258     2,788      687       --       7,110    0.5%
>9.00%             667       --        --       --       --         667    0.1%
               -------  -------   -------  -------  -------   ---------  ------
Total         $337,271  $42,427  $403,145 $326,237 $230,294  $1,339,374  100.0%
               =======  =======   =======  =======  =======   =========  ======

                                5